UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report: September 8, 2022
(Date of earliest event reported)
SUN COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland				1-12616	38-2730780
(State of Incorporation)				Commission file number	(I.R.S. Employer Identification No.)

27777 Franklin Rd.	Suite 200,	Southfield,	Michigan		48034
(Address of Principal Executive Offices)					(Zip Code)
(248) 208-2500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SUI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure
Attached as Exhibit 99.1 to, and incorporated by reference in, this report is an investor presentation of Sun Communities, Inc. that will be made available to investors beginning on September 8, 2022. The presentation also will be posted on Sun Communities, Inc.'s website, www.suncommunities.com/investor-relations/, on September 8, 2022.

The information contained and incorporated by reference in this Item 7.01 on Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended.

This report contains various “forward-looking statements” within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and the Company intends that such forward-looking statements will be subject to the safe harbors created thereby. For this purpose, any statements contained in this press release that relate to expectations, beliefs, projections, future plans and strategies, trends or prospective events or developments and similar expressions concerning matters that are not historical facts are deemed to be forward-looking statements. Words such as "forecasts," "intends," "intend," "intended," "goal," "estimate," "estimates," "expects," "expect," "expected," "project," "projected," "projections," "plans," "predicts," "potential," "seeks," "anticipates," "anticipated," "should," "could," "may," "will," "designed to," "foreseeable future," "believe," "believes," "scheduled," "guidance," "target" and similar expressions are intended to identify forward-looking statements, although not all forward looking statements contain these words. These forward-looking statements reflect our current views with respect to future events and financial performance, but involve known and unknown risks and uncertainties, both general and specific to the matters discussed in this filing, some of which are beyond our control. These risks and uncertainties may cause our actual results to be materially different from any future results expressed or implied by such forward-looking statements. In addition to the risks described under "Risk Factors" contained in the Company's Annual Report on Form 10-K for the year ended December 31, 2021 and in the Company's other filings with the Securities and Exchange Commission from time to time, such risks, uncertainties and other factors include but are not limited to:
•outbreaks of disease, including the COVID-19 pandemic, and related stay-at-home orders, quarantine policies and restrictions on travel, trade and business operations;
•changes in general economic conditions, including inflation, deflation, and energy costs, the real estate industry and the markets in which the Company operates;
•difficulties in the Company's ability to evaluate, finance, complete and integrate acquisitions, developments and expansions successfully;
•the Company's liquidity and refinancing demands;
•the Company's ability to obtain or refinance maturing debt;
•the Company's ability to maintain compliance with covenants contained in its debt facilities and its unsecured notes;
•availability of capital;
•changes in foreign currency exchange rates, including between the U.S. dollar and each of the Canadian dollar, Australian dollar and Pounds sterling;
•the Company's ability to maintain rental rates and occupancy levels;
•the Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
•increases in interest rates and operating costs, including insurance premiums and real property taxes;
•the Company's ability to maintain effective internal control over financial reporting and disclosure controls and procedures;
•increases in interest rates and operating costs, including insurance premiums and real property taxes;

•risks related to natural disasters such as hurricanes, earthquakes, floods, droughts and wildfires;
•general volatility of the capital markets and the market price of shares of the Company's capital stock;
•the Company's ability to maintain its status as a REIT;
•changes in real estate and zoning laws and regulations;
•legislative or regulatory changes, including changes to laws governing the taxation of REITs;
•litigation, judgments or settlements;
•competitive market forces;
•the ability of purchasers of manufactured homes and boats to obtain financing; and
•the level of repossessions by manufactured home and boat lenders.

Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. The Company undertakes no obligation to publicly update or revise any forward-looking statements included or incorporated by reference into this filing, whether as a result of new information, future events, changes in the Company's expectations or otherwise, except as required by law.

Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements. All written and oral forward-looking statements attributable to the Company or persons acting on the Company's behalf are qualified in their entirety by these cautionary statements.

Item 9.01	Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

99.1        Investor Presentation
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN COMMUNITIES, INC.
Dated: September 8, 2022	By:	/s/ Fernando Castro-Caratini
Fernando Castro-Caratini, Executive Vice President, Chief Financial Officer, Secretary and Treasurer